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EXHIBIT 10: MANAGEMENT AGREEMENT

                                    AGREEMENT


       This Agreement is entered into this 1st day of January, 1997, by and between Talley King Management ("Talley King") and Central American Equities Corp. ("CAE").

       Talley King will provide CAE with the day to day management services of CAE's three Hotels: The Ecolodge, Sunset Reef and Hotel Alta. In consideration therefor, CAE will pay Talley King a monthly fee of $9,000.00 for its services. This agreement shall be in effect from January 1, 1997 through December 31, 1997. This agreement is renewable annually by both parties unless terminated by either party upon 30 days written notice.


Talley King Management
19200 Von Karman Avenue
Suite 850
Irvine, CA 92612



     By:________________________________
                                                  Paul D. King



Central American Equities Corp.
Carretera Vieja A
Santa Ana
Frente A Tierra Rica
El Alta de Las Palomas
San Jose, Costa Rica



     By:________________________________
                                                  Brian Frazee, President



              19200 Von Karman Avenue, Suite 850, Irvine, CA 92612
                   800-795-9390 949-757-0222 949-757-0444 Fax



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